UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2021

ASPEN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34630	04-2739697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Crosby Drive,	Bedford,	MA	01730
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.10 par value per share	AZPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At our Annual Meeting of Stockholders on December 10, 2021, three proposals were presented to stockholders:

1.Election of three Class I directors to serve until the 2024 Annual Meeting of Stockholders;

2.Ratification of appointment of KPMG LLP as our independent registered public accounting firm; and

3.Approval, on an advisory basis, of the compensation of our named executive officers as identified in the proxy statement for the annual meeting.

The votes with respect to the proposals are set forth below.

1. Election of three Class I directors to serve until the 2024 Annual Meeting of Stockholders.

Nominee	For	Withheld	Broker Non-Votes
Karen Golz	62,174,801	167,105	1,696,779
Antonio J. Pietri	62,172,699	169,207	1,696,779
R. Halsey Wise	54,764,561	7,577,345	1,696,779

2. Ratification of appointment of KPMG LLP as our independent registered public accounting firm.

For	Against	Abstain	Broker Non-Votes
63,716,086	300,440	22,159	—

3. Approval, on an advisory basis, of the compensation of our named executive officers as identified in the proxy statement for the annual meeting.

For	Against	Abstain	Broker Non-Votes
55,870,229	6,449,955	21,722	1,696,779

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: December 14, 2021	By:	/s/ Frederic G. Hammond
Frederic G. Hammond
Senior Vice President, General Counsel and Secretary